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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2000


                            Prison Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                       0-25245                 62-1763875
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

       On Wednesday, February 23, 2000, the board of directors of Prison Realty Trust, Inc. (the "Company") received an unsolicited proposal from Pacific Life Insurance Company ("Pacific Life") regarding a transaction intended to serve as an alternative to the previously announced restructuring transactions which included a sale of up to $350.0 million in convertible securities to a group of investors led by an affiliate of Fortress Investment Group LLC and affiliates of The Blackstone Group, together with an affiliate of Bank of America Corporation. The text of Pacific Life's proposal is filed as Exhibit 99.1 herewith and is incorporated herein in its entirety. In connection with the receipt of the unsolicited proposal, the Company's board of directors has determined, after reviewing the proposal with its financial and legal advisors, that it is appropriate for the Company and its financial advisors to commence negotiations with Pacific Life regarding a potential transaction. The press release issued by the Company with respect to the announcement of these events is filed as Exhibit 99.2 herewith and is incorporated herein in its entirety. The Company does not intend to report on the status of negotiations with Pacific Life or provide updates on the terms of Pacific Life's proposal prior to reaching a definitive agreement with Pacific Life or prior to determining that no definitive agreement will be reached.

       Also in connection with the board's receipt of the unsolicited proposal and its determination to have the Company and its financial advisors commence negotiations with Pacific Life regarding a potential transaction, the Company has entered into an amendment to the Securities Purchase Agreement governing the previously announced restructuring transactions which is intended to clarify certain provisions contained therein. The amendment is filed as Exhibit 10.1 herewith and is incorporated herein in its entirety.

       This Form 8-K contains forward-looking statements within the meaning of
Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those set forth in the forward-looking statements.

ITEM 7(C).  EXHIBITS.

The following exhibits are filed as part of this Current Report:

10.1 First Amendment to Securities Purchase Agreement, dated as of February 28, 2000, by and among the Company, Corrections Corporation of America, a Tennessee corporation, Prison Management Services, Inc., a Tennessee corporation, and Juvenile and Jail Facility Management Services, Inc., a Tennessee corporation, on the one hand, and Prison Acquisition Company, L.L.C., a Delaware limited liability company, on the other hand.

99.1 Letter to the Board of Directors of the Company, dated February 22, 2000, from Pacific Life Insurance Company.

99.2   Company Press Release, dated February 29, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 29, 2000                 PRISON REALTY TRUST, INC.



                                        By: /s/ DOCTOR R. CRANTS
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                                        Its: Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
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10.1         First Amendment to Securities Purchase Agreement, dated as of
             February 28, 2000, by and among the Company, Corrections
             Corporation of America, a Tennessee corporation, Prison Management
             Services, Inc., a Tennessee corporation, and Juvenile and Jail
             Facility Management Services, Inc., a Tennessee corporation, on the one hand, and Prison Acquisition Company, L.L.C., a Delaware limited liability company, on the other hand.

99.1 Letter to the Board of Directors of the Company, dated February 22, 2000, from Pacific Life Insurance Company.

99.2         Company Press Release, dated February 29, 2000.









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